                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of Kellogg Company (the "Company"), constitutes and appoints Thomas J. Webb, Gary H. Pilnick and Joel R. Wittenberg, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the issuance by the Company of securities from time to time in accordance with Rule 415 of the Securities Act, including debt securities, common stock, debt warrants, common stock warrants, purchase contracts and guarantees of preferred securities of those financing subsidiaries formed by the Company for the purpose of issuing trust preferred securities, as contemplated by the resolutions of the Board of Directors of the Company authorizing the filing of such Registration Statement on Form S-3, and all amendments (including post-effective amendments) to such Registration Statement on Form S-3 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-3 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact an agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                        ---------------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:

          SIGNATURES                         CAPACITY                            DATES
          ----------                         --------                            -----
/s/ Carlos M. Gutierrez            President and Chief Executive            October 1, 2001
-------------------------------    Officer, Chairman of the Board
    Carlos M. Gutierrez            (Principal Executive Officer)

/s/ Thomas J. Webb                 Executive Vice President and Chief       October 1, 2001
-------------------------------    Financial Officer (Principal Financial
    Thomas J. Webb                 and Accounting Officer)

/s/ Benjamin S. Carson, Sr.        Director                                 September 28, 2001
-------------------------------
    Benjamin S. Carson, Sr.

/s/ John T. Dillon                 Director                                 September 28, 2001
-------------------------------
    John T. Dillon

          SIGNATURES                         CAPACITY                            DATES
          ----------                         --------                            -----
/s/ Gordon Gund                    Director                                 September 28, 2001
-------------------------------
    Gordon Gund

/s/ Dorothy A. Johnson             Director                                 September 28, 2001
-------------------------------
    Dorothy A. Johnson

/s/ Ann McLaughlin Korologos       Director                                 September 28, 2001
-------------------------------
    Ann McLaughlin Korologos

/s/ Claudio X. Gonzalez            Director                                 September 28, 2001
-------------------------------
    Claudio X. Gonzalez

/s/ William C. Richardson          Director                                 September 28, 2001
-------------------------------
    William C. Richardson

/s/ John L. Zabriskie              Director                                 September 28, 2001
-------------------------------
    John L. Zabriskie

/s/ James M. Jenness               Director                                 September 28, 2001
-------------------------------
    James M. Jenness

/s/ William D. Perez               Director                                 September 28, 2001
-------------------------------
    William D. Perez

/s/ Sam K. Reed                    Director                                 September 28, 2001
-------------------------------
    Sam K. Reed




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